Exhibit 99.1

ChannelAdvisor Announces Third Quarter 2016 Financial Results
Revenue of $28.0 million increases 15 percent year-over-year
GAAP net loss of $(2.6) million
Adjusted EBITDA of $2.2 million exceeds guidance

Research Triangle Park, NC - November 3, 2016 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable retailers and branded manufacturers to increase global sales, today announced its financial results for the quarter ended September 30, 2016.
"Our third quarter revenue was above our guidance and when combined with our strong execution resulted in positive adjusted EBITDA, which also exceeded our guidance," said David Spitz, CEO of ChannelAdvisor. “Despite foreign currency headwinds, our total revenue increased 15% and revenue from customers in the United States grew 20% from a year ago. Our strategy to attract larger customers and brands, and to deliver increasing value to help existing customers grow, contributed to these results. Our third quarter performance reinforces our confidence that we remain on the path to returning to sustainable increasing revenue growth and improving profitability in the years ahead.”
Third Quarter 2016 Financial Results

•	Total revenue of $28.0 million for the third quarter of 2016 increased 15 percent compared with total revenue of $24.4 million for the third quarter of 2015.

•
GAAP net loss was $(2.6) million compared with a net loss of $(4.8) million in the third quarter of 2015. GAAP net loss per share was $(0.10), based on 25.7 million weighted average shares outstanding, compared with a net loss per share of $(0.19) in the year-ago period, based on 25.1 million weighted average shares then outstanding.

•	Non-GAAP net income (loss), which excludes the impact of non-cash stock-based compensation, was $0.3 million for the third quarter of 2016 compared with $(1.7) million for the third quarter of 2015.

•
Adjusted EBITDA, a non-GAAP measure, was $2.2 million for the third quarter of 2016 compared with $0.7 million for the third quarter of 2015. Adjusted EBITDA excludes depreciation, amortization, income tax (benefit) expense, interest and stock-based compensation expense.

•	Cash at quarter end totaled $64.7 million, compared with $62.4 million at the end of the second quarter of 2016.
Recent Business Highlights

•
Average revenue per customer, calculated on a trailing twelve-month basis, increased 17 percent to $38,400 for the twelve months ended September 30, 2016, compared with $32,748 for the twelve months ended September 30, 2015. Total customer count was 2,880 at the end of the third quarter of 2016, compared with 2,910 customers at the end of the third quarter of 2015.

•	Fixed subscription fees were 80 percent of total revenue and variable subscription fees were 20 percent of total revenue in each of the third quarters of 2016 and 2015.

•	Added new top-tier customers including Guangzhou Zewan, JVCKENWOOD USA Corporation, Lamps Plus, Microsoft Store, The Hillman Group and United Sports Brands.

•	Announced major platform enhancements including support for eBay Promoted Listings, a new Algorithmic Repricer for Amazon and Jet and an Optimization Dashboard for Amazon.

•	Named Amy Robertson vice president and chief people officer.

•	Appointed Joe Cowan to Board of Directors.

•	Recognized as a winner of the Best Places to Work Award by Triangle Business Journal.
Financial Outlook
Based on information available as of today, ChannelAdvisor is issuing the following guidance for the fourth quarter and full year of 2016:
Fourth Quarter 2016

•	Total revenue between $31.7 million and $32.1 million.

•	Adjusted EBITDA between $2.6 million and $3.0 million.

•	Stock-based compensation expense between $2.8 million and $3.2 million.

•	25.9 million weighted average shares outstanding.

Exhibit 99.1

Full Year 2016

•	Total revenue between $113.1 million and $113.5 million.

•	Adjusted EBITDA between $4.8 million and $5.2 million.

•	Stock-based compensation expense between $13.0 million and $13.4 million.

•	25.6 million weighted average shares outstanding.
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor Third Quarter 2016 Financial Results Conference Call
When:	Thursday, November 3, 2016
Time:	4:30 p.m. ET
Live Call:	(855) 638-4821, Passcode 99043017 Domestic
(704) 288-0612, Passcode 99043017 International
Webcast:	http://ir.channeladvisor.com (live and replay)
Key Operating Metrics
Average revenue per customer is revenue divided by the average monthly number of customers during the period, which is calculated by taking the sum of the number of customers at the end of each month in the period and dividing by the number of months in the period.
Number of customers includes all customers who subscribe to at least one of our solutions, but excludes customers who subscribe only to certain legacy product offerings that are no longer part of our strategic focus.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: non-GAAP net income (loss) and adjusted EBITDA.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading provider of cloud-based e-commerce solutions that enable online retailers and branded manufacturers to integrate, manage and optimize their merchandise sales across hundreds of online channels including Amazon, eBay, Facebook, Google, Walmart and more. Through automation, analytics and optimization, ChannelAdvisor customers can leverage a single inventory feed to more efficiently list and advertise products online, and connect with shoppers to increase sales. Billions of dollars in merchandise value are driven through ChannelAdvisor’s platform every year, and thousands of customers use ChannelAdvisor’s solutions to help grow their businesses. For more information, visit www.channeladvisor.com.

Exhibit 99.1

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended September 30, 2016, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our increasing international operations; and security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
###

Media Contact:
Caroline Riddle
ChannelAdvisor Corporation
caroline.riddle@channeladvisor.com
919-439-8026
Investor Contact:
Garo Toomajanian
ICR, LLC
ir@channeladvisor.com
919-228-2003

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	September 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$64,731	$60,474
Accounts receivable, net of allowance of $416 and $785 as of September 30, 2016 and December 31, 2015, respectively	15,282	18,949
Prepaid expenses and other current assets	7,108	9,356
Total current assets	87,121	88,779
Property and equipment, net	14,352	16,696
Goodwill	21,632	21,632
Intangible assets, net	2,806	3,246
Other assets	760	603
Total assets	$126,671	$130,956
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,393	$2,435
Accrued expenses	8,696	9,908
Deferred revenue	23,413	19,835
Other current liabilities	4,272	4,188
Total current liabilities	38,774	36,366
Long-term capital leases, net of current portion	1,515	2,031
Lease incentive obligation	4,425	5,084
Other long-term liabilities	3,111	3,551
Total liabilities	47,825	47,032
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of September 30, 2016 and December 31, 2015	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 25,783,626 and 25,230,958 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	26	25
Additional paid-in capital	249,303	240,360
Accumulated other comprehensive loss	(1,073)	(893)
Accumulated deficit	(169,410)	(155,568)
Total stockholders’ equity	78,846	83,924
Total liabilities and stockholders’ equity	$126,671	$130,956

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$27,992	$24,379	$81,437	$71,151
Cost of revenue (1) (2)	6,811	6,290	20,587	19,107
Gross profit	21,181	18,089	60,850	52,044
Operating expenses (1) (2):
Sales and marketing	13,824	12,339	43,064	42,115
Research and development	4,512	4,010	13,077	12,313
General and administrative	5,525	6,484	18,768	18,011
Total operating expenses	23,861	22,833	74,909	72,439
Loss from operations	(2,680)	(4,744)	(14,059)	(20,395)
Other income (expense):
Interest expense, net	11	(60)	(11)	(142)
Other income (expense), net	90	14	137	140
Total other income (expense)	101	(46)	126	(2)
Loss before income taxes	(2,579)	(4,790)	(13,933)	(20,397)
Income tax (benefit) expense	(27)	1	(91)	(126)
Net loss	$(2,552)	$(4,791)	$(13,842)	$(20,271)
Net loss per share:
Basic and diluted	$(0.10)	$(0.19)	$(0.54)	$(0.81)
Weighted average common shares outstanding:
Basic and diluted	25,723,749	25,110,212	25,513,105	25,020,154

(1) Includes stock-based compensation as follows:
Cost of revenue	$330	$238	$941	$777
Sales and marketing	1,161	1,208	3,651	3,822
Research and development	496	397	1,485	1,295
General and administrative	878	1,254	4,130	3,379
	$2,865	$3,097	$10,207	$9,273

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,109	$1,336	$3,497	$3,536
Sales and marketing	266	334	853	913
Research and development	111	136	345	358
General and administrative	420	535	1,266	1,556
	$1,906	$2,341	$5,961	$6,363

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities
Net loss	$(13,842)	$(20,271)
Adjustments to reconcile net loss to cash and cash equivalents provided by (used in) operating activities:
Depreciation and amortization	5,961	6,363
Bad debt expense	246	1,253
Stock-based compensation expense	10,207	9,273
Other items, net	(769)	(150)
Changes in assets and liabilities:
Accounts receivable	2,820	(4,170)
Prepaid expenses and other assets	1,832	(2,071)
Accounts payable and accrued expenses	(1,251)	1,924
Deferred revenue	4,162	3,045
Cash and cash equivalents provided by (used in) operating activities	9,366	(4,804)
Cash flows from investing activities
Purchases of property and equipment	(920)	(3,472)
Payment of internal-use software development costs	(195)	(129)
Cash and cash equivalents used in investing activities	(1,115)	(3,601)
Cash flows from financing activities
Repayment of capital leases	(2,079)	(1,592)
Proceeds from exercise of stock options	821	490
Payment of contingent consideration	(338)	—
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(2,085)	(588)
Cash and cash equivalents used in financing activities	(3,681)	(1,690)

Effect of currency exchange rate changes on cash and cash equivalents	(313)	713
Net increase (decrease) in cash and cash equivalents	4,257	(9,382)
Cash and cash equivalents, beginning of period	60,474	68,366
Cash and cash equivalents, end of period	$64,731	$58,984

Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit
(unaudited; in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Gross profit (GAAP)	$21,181	$18,089	$60,850	$52,044
Plus: Stock-based compensation expense	330	238	941	777
Gross profit (Non-GAAP)	$21,511	$18,327	$61,791	$52,821
Gross margin (Non-GAAP)	76.8%	75.2%	75.9%	74.2%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating expenses (GAAP)	$23,861	$22,833	$74,909	$72,439
Less: Stock-based compensation expense	2,535	2,859	9,266	8,496
Less: One-time severance and related costs	—	—	—	656
Operating expenses (Non-GAAP)	$21,326	$19,974	$65,643	$63,287

Reconciliation of GAAP Loss from Operations to Non-GAAP Income (Loss) from Operations
(unaudited; in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Loss from operations (GAAP)	$(2,680)	$(4,744)	$(14,059)	$(20,395)
Plus: Stock-based compensation expense	2,865	3,097	10,207	9,273
Plus: One-time severance and related costs	—	—	—	656
Income (loss) from operations (Non-GAAP)	$185	$(1,647)	$(3,852)	$(10,466)
Operating margin (Non-GAAP)	0.7%	(6.8)%	(4.7)%	(14.7)%

Reconciliation of GAAP Net Loss to Non-GAAP Net Income (Loss)
(unaudited; in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss (GAAP)	$(2,552)	$(4,791)	$(13,842)	$(20,271)
Plus: Stock-based compensation expense	2,865	3,097	10,207	9,273
Plus: One-time severance and related costs	—	—	—	656
Net income (loss) (Non-GAAP)	$313	$(1,694)	$(3,635)	$(10,342)

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(2,552)	$(4,791)	$(13,842)	$(20,271)
Adjustments:
Interest expense, net	(11)	60	11	142
Income tax (benefit) expense	(27)	1	(91)	(126)
Depreciation and amortization expense	1,906	2,341	5,961	6,363
Total adjustments	1,868	2,402	5,881	6,379
EBITDA	(684)	(2,389)	(7,961)	(13,892)
Stock-based compensation expense	2,865	3,097	10,207	9,273
One-time severance and related costs	—	—	—	656
Adjusted EBITDA	$2,181	$708	$2,246	$(3,963)

Free Cash Flow Reconciliation
(unaudited; in thousands)
	Nine Months Ended September 30,
	2016	2015
Cash provided by (used in) operating activities	$9,366	$(4,804)
Less: Purchases of property and equipment	(920)	(3,472)
Free cash flow	$8,446	$(8,276)

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Fourth Quarter 2016		Full Year 2016
	Low	High	Low	High
Net loss (estimate)	$(2.6)	$(1.8)	$(16.4)	$(15.6)
Adjustments (estimates):
Interest (income) expense, net	0.0	0.0	0.0	0.0
Income tax (benefit) expense	0.0	0.0	(0.1)	(0.1)
Depreciation and amortization expense	2.0	2.0	7.9	7.9
Total adjustments	2.0	2.0	7.8	7.8
EBITDA	(0.6)	0.2	(8.6)	(7.8)
Stock-based compensation expense (estimate)	3.2	2.8	13.4	13.0
Adjusted EBITDA guidance	$2.6	$3.0	$4.8	$5.2